UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2009
SPARTON CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Ohio	1-1000	38-1054690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 East Ganson Street Jackson, Michigan (Address of Principal Executive Offices)	49202 (Zip Code)
Registrant’s telephone number, including area code: (517) 787-8600
N/A

(Former Name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On May 14, 2009 Sparton Corporation, an Ohio corporation (the “Company”), issued a Press Release (“Press Release”) announcing the financial results of the third quarter of fiscal year 2009.
The foregoing description of the Press Release is qualified in its entirety by reference to the Press Release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
Sparton is holding a call on Wednesday May 20, 2009 at 1:30 p.m. EDT to discuss its fiscal year 2009 third quarter financial results, provide a general business update, provide an update as to Sparton’s NYSE status and respond to investor questions. Interested parties may participate in the conference call by dialing +1 (800) 909-7810 fifteen minutes before the call is scheduled to begin and asking to be connected to the Sparton conference call.
A Web presentation link is also available for the conference call:
https://www.livemeeting.com/cc/gc_min_pro_usa/join?id=4P57DZ&role=attend
The slide presentation and a replay of the live conference call will be available on the Company’s website at www.sparton.com under the heading “Investor Relations” and, subsequently “May 20, 2009 Investor & Analyst Call.” The conference call replay will be available for a period of two (2) years after the date of the live call.
ITEM 9.01. Financial Statements and Exhibits
     (d) Exhibits
Exhibit 99.1	Press Release dated May 14, 2009 issued by Sparton Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTON CORPORATION
Dated: May 18, 2009	By:	/s/ Cary B. Wood
Cary B. Wood, President and Chief Executive
Officer

Index to Exhibits

Exhibit No.	Description

Exhibit 99.1	Press release dated May 14, 2009.